ALPS ETF TRUST

ALPS Active Equity Opportunity ETF

(formerly, the RiverFront Dynamic US Flex-Cap ETF)

(the “Fund”)

Supplement dated December 14, 2023 to the Fund’s Prospectus dated March 31, 2023 (as supplemented or amended)

Effective January 1, 2024, the Fund’s dividend distribution frequency will change from monthly to quarterly. Accordingly, effective January 1, 2024, the disclosure in the Fund’s Prospectus will be updated as described below.

The first sentence of the third paragraph in the section titled “How to Buy and Sell Shares - Distributions” on page 15 of the Prospectus, is deleted in its entirety and replaced with the following:

Income dividends, if any, are distributed to shareholders quarterly.

The first sentence of the first paragraph in the section titled “Federal Income Taxation - Taxes on Distributions” on page 16 of the Prospectus, is deleted in its entirety and replaced with the following:

Dividends from net investment income, if any, are declared and paid quarterly.

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Please retain this supplement for future reference.